UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 13, 2009
CAPITAL CORP OF THE WEST
(Exact Name of Company as Specified in Charter)

California	0-27384	77-0147763

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
2801 G Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)
(209) 580-4040
(Company’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Filing of Monthly Report
Capital Corp of the West, a California corporation (the “Company”), filed its Monthly Report of Operations for the month ended October 31, 2009, on November 13, 2009, with the United States Bankruptcy Court for the Eastern District of California, Fresno Division. A copy of this Bankruptcy Court report is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Copies of all Bankruptcy Court filings made by the Company during the bankruptcy case (other than documents filed under seal or otherwise subject to confidentiality protections) will be made available on line at the website established by the Company’s bankruptcy counsel, www.ffwplaw.com . To access documents at the website, click on the “cases” link, enter the email “ cases@ffwplaw.com ” and the password “password” and then click on the “Capital Corp of the West” folder. Documents also are available at the court website through PACER. The Company’s case number is 09-14298. The proceeding is entitled In re Capital Corp of the West. The court website is www.caeb.uscourts.gov . The information set forth on the foregoing websites shall not be deemed to be a part of, or incorporated by reference into, this Form 8-K.
The Company cautions readers not to place undue reliance upon the information contained in the Bankruptcy Court report that is filed as Exhibit 99 hereto, or in any monthly or quarterly Bankruptcy Court reports that it may from time to time file as exhibits to past or future Securities and Exchange Commission reports on Form 8-K, because such Bankruptcy Court reports:
•	are not audited or reviewed by independent accountants;

•	are prepared in a format prescribed by bankruptcy law, which does not require conformity with generally accepted accounting principles (“GAAP”), and such reports therefore do not purport to reflect the financial condition or results of operations of the Company on a GAAP basis;

•	are not presented on a consolidated basis and therefore do not purport to present the consolidated financial condition and results of the Company and its subsidiaries;

•	contain information for periods which may be shorter or otherwise different than those contained in reports that are required to be filed by companies that are subject to reporting obligations under Section 13(a) of the 1934 Act; and

•	and are subject to future adjustment and reconciliation.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

99.1	Monthly Operating Report filed by the Company with the Bankruptcy Court on November 13, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West (Company)
Dated: November 17, 2009	By:	/s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President/Chief Financial Officer

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